UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2021
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RAYTHEON TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-00812	06-0570975
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

870 Winter Street,	Waltham,	Massachusetts	02451
(Address of principal executive offices, including zip code)

(781)	522-3000
(Registrant's telephone number, including area code)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	RTX	New York Stock Exchange
(CUSIP 75513E 101)
2.150% Notes due 2030	RTX 30	New York Stock Exchange
(CUSIP 75513E AB7)

Section 5 - Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders.
Raytheon Technologies Corporation (“RTC” or “Company”) held its 2021 Annual Meeting of Shareowners on April 26, 2021. As of March 2, 2021, the record date for the meeting, 1,516,032,927 shares of RTC common stock were issued and outstanding. A quorum of 1,332,203,992 shares of common stock was present or represented at the meeting.
Set forth below are the final voting results for each of the matters submitted to a vote of the shareowners. For more information about the proposals set forth below, please see the Raytheon Technologies Corporation definitive proxy statement filed with the Securities and Exchange Commission on March 12, 2021.
1)Election of Directors. The following individuals were elected to serve as directors for a term expiring at the 2022 Annual Meeting of Shareowners or upon the election and qualification of their successors. The voting results for each of the nominees are as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Tracy A. Atkinson	1,095,843,353	68,085,231	3,274,340	165,001,068
Gregory J. Hayes	1,138,403,056	25,968,928	2,830,940	165,001,068
Thomas A. Kennedy	1,114,950,992	49,449,980	2,801,952	165,001,068
Marshall O. Larsen	1,128,740,131	35,047,713	3,415,080	165,001,068
George R. Oliver	1,122,456,923	41,237,160	3,508,841	165,001,068
Robert K. Ortberg	1,131,889,142	31,926,258	3,387,524	165,001,068
Margaret L. O’Sullivan	1,130,203,986	33,053,430	3,945,508	165,001,068
Dinesh C. Paliwal	1,102,190,822	61,645,656	3,366,446	165,001,068
Ellen M. Pawlikowski	1,131,673,100	32,390,661	3,139,163	165,001,068
Denise L. Ramos	1,105,715,287	58,364,816	3,122,821	165,001,068
Fredric G. Reynolds	1,083,587,357	80,099,868	3,515,699	165,001,068
Brian C. Rogers	1,112,832,220	50,949,443	3,421,261	165,001,068
James A. Winnefeld, Jr.	1,112,515,309	51,263,532	3,424,083	165,001,068
Robert O. Work	860,750,521	302,122,712	4,329,691	165,001,068
2)    A proposal that shareowners approve, on an advisory basis, the compensation of RTC’s named executive officers. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,066,252,781	96,032,765	4,917,378	165,001,068
3)    A proposal to appoint PricewaterhouseCoopers LLP, a firm of independent registered public accountants, to serve as RTC’s Independent Auditor for 2021 until the next Annual Meeting in 2022. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions
1,272,801,966	56,737,442	2,664,584
4)    A proposal to approve the RTC Executive Annual Incentive Plan. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,115,561,940	46,698,364	4,942,620	165,001,068

5)    A proposal to approve an amendment to the RTC 2018 Long-term Incentive Plan. The proposal was approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,111,291,736	50,779,436	5,131,752	165,001,068
6)    A shareowner proposal to amend the Proxy Access Bylaw. The proposal was not approved, and the voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
358,892,257	799,319,584	8,991,083	165,001,068

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON TECHNOLOGIES CORPORATION
(Registrant)

Date: April 27, 2021	By:	/s/ DANA NG
Dana Ng
Corporate Vice President and Secretary